OMNIBUS JOINDER AND AMENDMENT AGREEMENT

This OMNIBUS JOINDER AND AMENDMENT AGREEMENT (this "Joinder"), effective as of June 25, 2010, is made by and among GROEN BROTHERS AVIATION, INC. ("GBA"), GROEN BROTHERS AVIATION USA, INC., a wholly-owned subsidiary of GBA ("GBA USA" and, together with GBA, the "Obligors"), WESTFORD SPECIAL SITUATIONS FUND II, LTD., a British Virgin Islands company (the "Current Lender") and NEW HOLBORN LTD., a British Virgin Islands company (the "Additional Lender").

WHEREAS, the Current Lender holds certain promissory notes of GBA issued pursuant to that certain Securities Purchase Agreement dated as of July 17, 2007 (as amended, restated, supplemented or otherwise modified from time to time, the "SPA");

WHEREAS, GBA, the Current Lender and certain other lenders to GBA are parties to that certain Note Purchase Agreement, made as of October 9, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the "NPA"), pursuant to which GBA has from time to time issued certain promissory notes of GBA;

WHEREAS, the Obligors, the Current Lender and certain other lenders to GBA are parties to that certain Amended and Restated Security Agreement, dated as of January 20, 2009 (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement"), which Security Agreement secures GBA's obligations under certain promissory notes of GBA;

WHEREAS, the Obligors, the Current Lender and certain other lenders to GBA are parties to that certain Amended and Restated Intellectual Property Security Agreement, effective as of October 9, 2008 (as amended, restated, supplemented or otherwise modified from time to time, the "IP Security Agreement"), which IP Security Agreement secures GBA's obligations under certain promissory notes of GBA;

WHEREAS, as of December 25, 2008, GBA USA entered into that certain Subsidiary Guaranty Agreement (the "Subsidiary Guaranty" and, collectively with the Security Agreement and the IP Security Agreement, the "Security Documents") in favor of the Current Lender and certain other lenders to GBA, which Subsidiary Guaranty guarantees GBA's obligations under certain promissory notes of GBA; and

WHEREAS, pursuant to the Seventh Amendment to Note Purchase Agreement, made as of June 25, 2010, the Additional Lender was joined as a party to the NPA as a "Lender" thereunder.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. The Additional Lender hereby is joined as a party to each of the Security Documents, in each case with the same force and effect as if such Additional Lender was originally named as a "Lender" thereunder. The Additional Lender agrees to be bound as a "Lender" for the purposes of each of the Security Documents.

2. The parties hereto acknowledge and agree that all promissory notes issued pursuant to each of the SPA and NPA held by the Additional Lender (and its respective assigns and transferees) shall be deemed to be "Notes" as that term is defined in the Security Agreement. To the extent that may be required, the Security Agreement shall be deemed to be amended to give effect to the preceding sentence.

3. This Joinder may be executed in multiple counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Delivery of a counterpart hereof by facsimile transmission or by e-mail transmission shall be as effective as delivery of a manually executed counterpart hereof. This Joinder is being entered into concurrently and in connection with other Omnibus Joinder and Amendment Agreements among the Additional Lender and other lenders to GBA, which shall be incorporated hereunder for purposes of giving effect to the terms hereof. For the avoidance of doubt, the parties hereto acknowledge and agree that all claims of the Current Lender, the Additional Lender and such other lenders under the Security Documents shall be pari passu.

4. Except as expressly supplemented hereby, the Security Documents shall remain in full force and effect. This Joinder shall be deemed to be one of the Transaction Documents (as defined in the NPA).

5. This Joinder shall be construed in accordance with and governed by, and construed in accordance with the internal laws of the State of New York.

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IN WITNESS WHEREOF, the undersigned have executed this JOINDER as of the date first above written.

GBA:

GROEN BROTHERS AVIATION, INC.

By: ______________________________
Name: David Groen
Its: President & CEO

GBA USA:

GROEN BROTHERS AVIATION USA, INC.

By: ______________________________
Name: David Groen
Its: President & CEO

CURRENT LENDER:

WESTFORD SPECIAL SITUATIONS FUND II, LTD.

By: ____________________________
Name: Steve G. Stevanovich
Title: Director

Address:
Grand Rue 3, 6th Floor
Montreux, CH-1820, Switzerland fax:
Facsimile: +41 21 966 79 22

ADDITIONAL LENDER:

NEW HOLBORN LTD.

By: ____________________________
Name: Steve G. Stevanovich
Title: Director

Address:
Grand Rue 3, 6th Floor
Montreux, CH-1820, Switzerland
Facsimile: +41 21 966 79 22